                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTIONS 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                               September 21, 1998
                Date of Report (Date of earliest event reported)

                              @ Entertainment, Inc.
------------------------------------------------------------------------------
                (Exact name of Registrant as Specified in Charter)


       Delaware                   000-22877             06-1487156
-------------------------         -----------          ------------
(State or Other Juris. of        (Commission            (IRS Employer
 Incorporation)                  File Number)           Identification No.)

                              One Commercial Plaza
                        Hartford, Connecticut 06103-3585
                         ------------------------------
                              (Address of Principal
                               Executive Offices)


                               (860) 549-1674
                       -------------------------------
                       (Registrant's telephone number,
                          including area code)

Item 5.  Other Events.

         On September 21, 1998, @ Entertainment, Inc. (the "Company") issued a press release related to the Company's extension of its offer to exchange its 14 1/2% Series B Senior Discount Notes Due 2008 which have been registered under the Securities Act of 1933, as amended, for any and all of its outstanding 14 1/2% Senior Discount Notes Due 2008. A copy of the press release is attached as Exhibit 99 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Financial statements of businesses acquired.

         Not applicable.

     (b) Pro forma financial information.

         Not applicable.

     (c) Exhibits.


                   Number            Description
                   ------            -----------
                     99           Press Release of @ Entertainment, Inc.
                                      dated September 21, 1998.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    @ Entertainment, Inc.


Date: September 21, 1998                By: /s/ Donald Miller-Jones
                                           --------------------------
                                           By:  Donald Miller-Jones
                                           Its: Chief Financial Officer, Vice
                                                President and Treasurer

                                  EXHIBIT INDEX

NUMBER            DESCRIPTION


99                Press Release of @ Entertainment, Inc. dated September
                  21, 1998.
